     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 1998
                                                REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                          AMYLIN PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                        33-0266089
          (STATE OR OTHER JURISDICTION                           (I.R.S. EMPLOYER
       OF INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NUMBER)

                            9373 TOWNE CENTRE DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 552-2200
   (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                              JOSEPH C. COOK, JR.
               CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
                          AMYLIN PHARMACEUTICALS, INC.
                            9373 TOWNE CENTRE DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 552-2200
(NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                               AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                              THOMAS A. COLL, ESQ.
                             ERIC J. LOUMEAU, ESQ.
                               COOLEY GODWARD LLP
                        4365 EXECUTIVE DRIVE, SUITE 1100
                              SAN DIEGO, CA 92121
                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE

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
=======================================================================================================================
                                                               PROPOSED              PROPOSED
                                                                MAXIMUM               MAXIMUM
                                            AMOUNT              OFFERING             AGGREGATE            AMOUNT OF
      TITLE OF EACH CLASS OF                TO BE                PRICE               OFFERING           REGISTRATION
    SECURITIES TO BE REGISTERED           REGISTERED           PER SHARE              PRICE                  FEE
-----------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value......        400,000 shares        $3.50             $1,300,00                $384
=======================================================================================================================

(1) The proposed maximum offering price per share is based on the proposed offering price for the shares of the Company's Common Stock offered hereby.

        THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

            INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON
                         FORM S-3 (FILE NO. 333-58831)

     Amylin Pharmaceuticals, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3, as amended (File No. 333-58831), declared effective on July 22, 1998 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.


                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $384 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on July 23, 1998); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on July 23, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on July 22, 1998.

                                          AMYLIN PHARMACEUTICALS, INC.

                                          By:    /s/ JOSEPH C. COOK, JR.
                                            ------------------------------------
                                                    Joseph C. Cook, Jr.
                                                Chief Executive Officer and
                                             Chairman of the Board of Directors
                                              (Principal Executive Officer and
                                                Principal Financial Officer)

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----
               /s/ JOSEPH C. COOK, JR.                     Chief Executive Officer and       July 22, 1998
-----------------------------------------------------        Chairman of the Board of
                 Joseph C. Cook, Jr.                      Directors (Principal Executive
                                                         Officer and Principal Financial
                                                                     Officer)

                          *                                  Treasurer and Controller        July 22, 1998
-----------------------------------------------------     (Principal Accounting Officer)
                    Karl H. Olsen

                          *                                          Director                July 22, 1998
-----------------------------------------------------
                   James C. Blair

                          *                                          Director                July 22, 1998
-----------------------------------------------------
                  James C. Gaither

                          *                                          Director                July 22, 1998
-----------------------------------------------------
                  Ginger L. Graham

                          *                                          Director                July 22, 1998
-----------------------------------------------------
                Howard E. Greene, Jr.

                          *                                          Director                July 22, 1998
-----------------------------------------------------
                  Vaughn M. Kailian

            *By: /s/ JOSEPH C. COOK, JR.
  ------------------------------------------------
                 Joseph C. Cook, Jr.
                  Attorney-in-fact

INDEX TO EXHIBITS

Exhibit
Number                   Description
-------                  -----------
5.1            Opinion of Cooley Godward LLP.
23.1           Consent of Ernst & Young LLP, Independent Auditors.
23.2           Consent of Cooley Godward LLP, Reference is made to Exhibit 5.1.